Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Class N Shares and Class I Shares

Supplement dated December 29, 2011

to the Prospectus dated March 1, 2011 and Summary Prospectus dated March 1, 2011

IMPORTANT NOTICE

This supplement replaces the supplement dated December 2, 2011 and provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and should be retained and read in conjunction with the Prospectus and Summary Prospectus. Keep it for future reference.

Effective after net asset valuation on Friday, December 16, 2011 (the “Soft Close Date”), the ASTON/River Road Dividend All Cap Value Fund (the “Fund”) is not accepting additional investments until further notice, with the following exceptions, where the exception processing is operationally feasible:

•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

•

Financial advisors and/or financial consultants who have clients invested in the Fund may add to the accounts of such clients. Financial advisors and/or financial consultants who have clients invested in the Fund may only open new accounts if the opening of such accounts was approved by the Fund prior to the date of this supplement and where the Fund determines that such investments will not harm its investment process.

•

Financial advisors who have approved the inclusion of the Fund as an investment option for their clients and such inclusion was approved by the Fund prior to the Soft Close Date may designate the Fund as an investment option for their clients.

•	Participants in a retirement plan which utilizes the Fund as an investment option on the Soft Close Date may designate the Fund.

•	Trustees of Aston Funds, employees of Aston Asset Management, LP and River Road Asset Management, LLC and their immediate household family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP DAV 1211b